                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

               CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act File Number: 811-8287

                     Cohen & Steers Realty Income Fund, Inc.
               (Exact name of registrant as specified in charter)

                      757 Third Avenue, New York, NY 10017
               (Address of principal executive offices) (Zip code)

                                Robert H. Steers
                     Cohen & Steers Capital Management, Inc.
                                757 Third Avenue
                            New York, New York 10017
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (212) 832-3232

                      Date of fiscal year end: December 31

                   Date of reporting period: December 31, 2004




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                     COHEN & STEERS REALTY INCOME FUND, INC.

Item 1. Reports to Stockholders.

February 21, 2005

To Our Shareholders:

    We are pleased to submit to you our report for the quarter and year ended December 31, 2004. The net asset values per share at that date were $17.22, $16.71, and $16.71 for Class A, Class B, and Class C shares, respectively.
Class I shares had a net asset value of $17.48. In addition, a distribution was declared for shareholders of record on December 22, 2004 and paid on December 23, 2004 to all four classes of shares. The distributions were as follows: Class A shares $0.44 per share ($0.17 per share income distribution, $0.07 per share short term capital gain distribution and $0.20 per share long term capital gain distribution), Class B shares $0.34 per share ($0.07 per share income distribution, $0.07 per share short term capital gain distribution and $0.20 per share long term capital gain distribution) Class C shares $0.34 per share ($0.07 per share income distribution, $0.07 per share short term capital gain distribution and $0.20 per share long term capital gain distribution) and Class I shares $0.48 per share ($0.21 per share income distribution, $0.07 per share short term capital gain distribution and $0.20 per share long term capital gain distribution).(a)

2004 INVESTMENT REVIEW

    For the quarter, Cohen & Steers Realty Income Fund had a total return, based on income and change in net asset value, of 12.5% for Class A shares. Class B and C shares both returned 12.3% for the quarter. Class I shares returned 12.6%. This compares to the NAREIT Equity REIT Index's(b) total return of 15.2%. For the year the fund's total return was 25.8% for Class A shares. Class B shares and C shares both returned 24.9%. Class I shares returned 26.2%. The NAREIT Equity REIT Index's total return was 31.6%. Fund performance information does not take into account sales loads or contingent deferred sales charges, if any.

    One year ago, in our year-end letter to shareholders, we shared our belief that REITs would experience 'a continuation of strong performance' as a result of strong expected economic fundamentals. We predicted that GDP would increase by at least 4% in 2004, creating 1.5 to 2.0 million jobs and leading to improving real estate fundamentals and accelerating cash flow growth rates for REITs. We are pleased to report that all of these predictions have been realized.

-------------------

(a) Please note that distributions paid by the fund to shareholders are subject to recharacterization for tax purposes. The final tax treatment of these distributions is reported to shareholders after the close of each fiscal year.

(b) The NAREIT Equity REIT Index is an unmanaged, market capitalization weighted index of all publicly traded REITs that invest predominantly in the equity ownership of real estate. The index is designed to reflect the performance of all publicly traded equity REITs as a whole. The Morgan Stanley REIT Preferred Index is a preferred stock market capitalization-weighted total-return index of perpetual preferred securities of all equity REITs.

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                     COHEN & STEERS REALTY INCOME FUND, INC.

    Additionally, investors of all types -- individual, institutional, and foreign -- continued to gravitate, as we had anticipated, toward the investment characteristics that REITs have demonstrated over long periods of time: a secure and growing dividend stream, diversification away from the broader stock and bond markets, competitive total returns delivered with lower volatility, and an implicit inflation hedge. In addition, as more investors have come to appreciate the investment characteristics of real estate, REIT merger activity heated up. The prices paid for real estate companies over the course of 2004 continued to validate the higher asset values associated with high quality U.S. commercial real estate assets. For all these reasons, the portfolio experienced another year of very strong absolute returns while at the same time providing current income at levels that were superior to that of the REIT market.

    However, despite the very strong absolute total returns, the fund underperformed the Morgan Stanley REIT Index in 2004 on a total return basis. The fund's allocation to REIT preferred stocks, which are important contributors in generating high current income, dramatically underperformed REIT common stocks on a total return basis, and represented the largest single contributor to our underperformance of the REIT common stock benchmark. Though it underperformed REIT common stocks on a total return basis in 2004, the REIT preferred allocation is important in helping us meet our yield objectives, and it reduces the volatility of the overall portfolio and generally provides attractive total returns in what we believe will be a low return environment. The preferred stocks that we did hold in the portfolio significantly beat the Morgan Stanley REIT Preferred Index on a total return basis. In fact, our stock selection within the REIT preferred stock universe was the largest single positive contributor to the portfolio's relative performance.

    Regional mall companies continued to lead the REIT industry in performance. Benefiting from strong sales growth, rapid consolidation of ownership (resulting in greater leverage with retailers), strong demand for space by retailers, and a relatively fixed supply of franchise assets, regional malls returned 45.0%. Mills Corp. was our best performing mall investment, returning 52.4%. Shopping centers benefited from some of the same trends in retailing and returned 36.3%. Though we maintained a significant weight in both these sectors, our underweight positions -- due to the lack of available yield opportunities in these sectors -- contributed to our underperformance.

    The apartment and industrial sectors, both cyclical in nature, benefited from a strong economy and generated 34.7% and 34.1% respectively. AvalonBay Communities, for example, was the best performing stock in our portfolio generating a 65.0% total return.

    Office companies trailed the index on average by a wide margin, returning 23.3% as a group. Office fundamentals, however, varied widely across the United States. Although the dividend yields in this sector are generally well above average, our overweight here was a drag on our total return performance. The portfolio seeks a blend of lower yielding common stocks that typically have significant growth potential, and higher yielding common stocks that have more moderate growth potential. For example, Boston Properties was our best performing office holding with a 40.6% total return. Equity Office Properties was the worst performer, returning 9.1%. The worst performing stock in our overall portfolio was Mission West Properties, an office/industrial company

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                                       2




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                     COHEN & STEERS REALTY INCOME FUND, INC.

suffering from the lingering effects of a high office vacancy rate in Silicon Valley. Mission West returned -11.5%, one of only a small handful of REITs with a negative total return in 2004.

    Finally, a review of 2004 would be incomplete without considering an important milestone in the REIT sector. In late 2000, the broader stock market implicitly recognized the successful evolution of the U.S. REIT structure when REITs were included in the S&P 500 Index. In 2004, the rest of the world came to the same realization. The U.S. REIT model had officially gone global. A growing number of the most successful U.S. real estate companies began to successfully export their planning, construction, leasing, re-development and capital allocation skills to Europe and Asia. Their participation globally is no longer anecdotal. Their successes have been undeniable and notable for their investment discipline, product innovation and execution skills. Importantly, this global expansion has significantly boosted the growth potential of these companies in our view.

    Foreigners, who, with a few notable exceptions have traditionally invested in U.S. real estate through direct ownership, are now investing in U.S. REITs in a significant way. Liquidity, income potential, and access to local management talent top the list of reasons given for foreign investment in REITs.

    Many foreign countries are paying the greatest possible compliment to the U.S. REIT structure by attempting to emulate its success in their own country. Following the adoption of the REIT structure by France and others, Germany, the U.K., Italy and Spain are notable examples of the many governments that have a U.S.-style REIT structure on their legislative agendas. We believe there may be significant IPO and securitization activity in these and other countries as property investors avail themselves of the benefits of the public REIT format. Over time we anticipate that an increasing amount of the worlds' income producing property will find its way into REIT-like vehicles, providing investors with truly global real estate investment opportunities.

INVESTMENT OUTLOOK

    We anticipate that economic fundamentals in 2005 will be substantially similar to 2004 and in a few ways even better. We believe that GDP growth will be in the 3.5% range with job growth of about 2 million. In our view, barring any large, exogenous economic shocks, this will result in continuing improvement in the unemployment rate and real wage gains. In short, we believe the economic recovery should become self-sustaining and somewhat more steady.

    This should provide a continued positive backdrop for real estate fundamentals, characterized by higher occupancies, rents and cash flows for most property types and in most regions of the country. As a result, our estimates indicate that REIT cash flows and dividends will continue their re-acceleration through 2005 and 2006.

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                     COHEN & STEERS REALTY INCOME FUND, INC.

         CASH FLOW, DIVIDENDS AND TOTAL RETURNS IN THE MODERN REIT ERA

                         8.6 Annual               5.7% Annual
                          Cash Flow                Dividend
                         Growth Rate              Growth Rate
                       ---------------------------------------
                        Cash Flow/Share         Dividend/Share
                       ----------------------------------------
1993                       $1.00                    $0.86
1994                       $1.16                    $0.91
1995                       $1.28                    $0.97
1996                       $1.41                    $1.02
1997                       $1.59                    $1.10
1998                       $1.86                    $1.18
1999                       $2.05                    $1.27
2000                       $2.24                    $1.36
2001                       $2.33                    $1.41
2002                       $2.36                    $1.44
2003                       $2.39                    $1.51
2004E                      $2.46                    $1.57
2005E                      $2.68                    $1.66
2006E                      $2.94                    $1.76

             Cash Flow Growth     Dividend Growth     Payout Ratio     NAREIT Returns
             ----------------     ---------------     ------------     --------------
1993                                                      86%              19.7%
1994                15.5%              6.0%               78%               3.2%
1995                10.8%              6.8%               76%              15.3%
1996                10.4%              4.9%               72%              35.3%
1997                12.4%              7.4%               69%              20.3%
1998                16.8%              8.0%               63%             -17.5%
1999                10.4%              7.7%               62%              -4.6%
2000                 9.3%              6.8%               61%              26.4%
2001                 3.8%              3.8%               60%              13.9%
2002                 1.7%              1.9%               61%               3.8%
2003                 1.3%              5.2%               63%              37.1%
2004E                2.6%              3.6%               64%              31.6%
2005E                9.2%              6.0%               62%              ----
2006E                9.5%              6.2%               60%              ----

Source: NAREIT; Cohen & Steers estimates for 2004, 2005 and 2006.

    Although past performance is no guarantee of future results, history has shown that accelerating cash flow and dividend growth rates, which we anticipate for at least the next two years, can have a salutary effect on stock prices. For REITs as with other stocks, it has generally been when growth rates peaked and began declining that stock prices also peaked and began declining. Not coincidentally, when REIT cash flow growth rates last peaked in early 1998, the REIT index peaked as well, and total returns turned negative. By 1998, real estate in the United States had been in recovery for several years and growth rates had been accelerating. But with rents having escalated dramatically in 1996 and 1997, an explosion of new construction in 1998 began to attenuate the dramatic market rental rate increases that commercial landlords had been experiencing. In short, real estate had fully recovered and even though demand from the economy was growing nicely, supply had risen to meet that demand, causing earnings growth rates to peak.

    Accordingly, if the current real estate cycle continues to improve and economic growth remains steady in the 2.5% to 4% range, we believe that real estate stocks can continue to perform well, until such time as market rents rise to the level where developers are induced to build new buildings and rental increases are stifled by new competitive products. We believe that this eventuality is still a couple of years away. Rents, though rising in most markets, are generally nowhere near levels that would justify new construction and will not be for some time in our view. In most instances, we believe that it will be several years before new construction makes sense, given that the price of building a building has also escalated dramatically in accordance with the price of steel, concrete, lumber and labor.

    In summary, we anticipate that a steadily growing economy will support demand for real estate and that muted new construction will constrain the supply of real estate in many markets. With respect to REITs, we believe

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                                       4




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                     COHEN & STEERS REALTY INCOME FUND, INC.

that cash flow growth will continue to accelerate along with dividend growth. We further believe that correctly anticipating these changing growth rates will be the key to REIT stock price performance again in 2005. Valuations are somewhat above historical averages, partially reflecting some of these positives in our view. However, valuations are not at levels that indicate to us a peak in stock prices. As it relates to REIT preferred stocks, we will adhere to the proven strategy of maintaining an allocation to REIT preferred stocks as a way to provide a premium yield, enhance the stability of the overall portfolio, and generally provide a total return that we believe is attractive in what we generally believe will be a low return environment. As a result, we believe the fund's overall portfolio may deliver attractive total returns in 2005, although investors are cautioned not to assume that returns will continue at the same pace of the past two years.

Sincerely,

             MARTIN COHEN            ROBERT H. STEERS
             MARTIN COHEN            ROBERT H. STEERS
              President                  Chairman

            JAMES S. CORL            JOSEPH M. HARVEY
            JAMES S. CORL            JOSEPH M. HARVEY
          Portfolio Manager          Portfolio Manager

         VISIT COHEN & STEERS ONLINE AT COHENANDSTEERS.COM

    For more information about any of our funds, visit cohenandsteers.com, where you'll find daily net asset values, fund fact sheets and portfolio highlights. You can also access newsletters, education tools and market updates covering the REIT, utility and preferred securities sectors.

    In addition, our Web site contains comprehensive information about our firm, including our most recent press releases, profiles of our senior investment professionals, and an overview of our investment approach.

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                                       5



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                     COHEN & STEERS REALTY INCOME FUND, INC.

PERFORMANCE REVIEW

    The investment objective of Cohen & Steers Realty Income Fund, Inc. is to achieve high current income through investment in real estate securities. Capital appreciation is a secondary objective. The fund's investment advisor anticipates that the fund's equity investments in real estate companies will primarily be in securities that pay higher dividends than the stock market as a whole.

    In 2004, the fund's total returns for A, B, C and I shares were 25.8%, 24.9%, 24.9% and 26.2%, respectively. This compared to 31.58% for the NAREIT Equity REIT Index and 10.9% for the S&P 500. Despite the very strong absolute total returns, the fund underperformed the NAREIT Equity REIT Index in 2004 on a total return basis. The fund's allocation to REIT preferred stocks, which is an important contributor in generating high current income, dramatically underperformed REIT common stocks on a total return basis, and represented the largest single contributor to our underperformance of the REIT common stock benchmark. Still, we believe the REIT preferred allocation is important in helping us meet our yield objectives, reduce the volatility of the overall portfolio and provide attractive total returns in what we believe will be a low return environment. The preferred stocks we that we did hold in the portfolio significantly beat the Morgan Stanley REIT Preferred Index on a total return basis. In fact, our stock selection within the REIT preferred stock universe was the largest single positive contributor to the portfolio's relative performance. Our underweight positions in the regional mall and office sectors detracted from performance.

               COHEN & STEERS REALTY INCOME FUND -- CLASS A

Growth of a %10,000 Investment Since Inception
Reflects $9,550 investment made on
September 2, 1997

             Nareit Equity REIT         Cohen & Steers             S&P
                  Index(a)        Realty Income Fund-Class A      500(a)
                  --------        --------------------------      ------
9/2/97(f)           9,550                   10,000                10,000
                    9,908                   10,873                10,228
12/31/97           10,453                   11,063                10,522
                   10,557                   11,011                11,989
6/30/98            10,240                   10,506                12,385
                    9,540                    9,401                11,153
12/31/98            9,349                    9,126                13,528
                    8,882                    8,686                14,202
6/30/99             9,900                    9,562                15,203
                    9,084                    8,793                14,253
12/31/99            8,842                    8,704                16,374
                    8,951                    8,912                16,750
6/30/00            10,097                    9,851                16,306
                   10,910                   10,604                16,148
12/31/00           11,278                   11,000                14,885
                   11,734                   11,043                13,120
6/30/01            13,085                   12,259                13,888
                   12,542                   11,938                11,849
12/31/01           13,130                   12,532                13,116
                   14,233                   13,566                13,152
6/30/02            14,851                   14,246                11,390
                   13,853                   12,956                 9,422
12/31/02           13,752                   13,009                10,216
                   13,856                   13,098                 9,894
6/30/03            15,720                   14,815                11,419
                   16,963                   16,225                11,721
12/31/03           18,653                   17,841                13,149
                   20,795                   19,986                13,371
6/30/04            19,490                   18,824                13,601
                   20,854                   20,374                13,347
12/31/04           23,462                   23,477                14,579


                                   Average Annual Total Returns
                                  For Periods Ended Dec. 31, 2004
                        --------------------------------------------------------
                        1 Year          5 Years         Since Inception (9/2/97)
                        ------          -------         ------------------------
Fund                    20.12%(b)       20.44%(b)             12.33%(b)
NAREIT Equity(a)        31.58%          21.94%                12.33%
S&P 500(a)              10.88%          -2.29%                5.28%



             COHEN & STEERS REALTY INCOME FUND -- CLASS B

Growth of a $10,000 Investment Since Inception

             Nareit Equity              Cohen & Steers             S&P
             REIT Index(a)        Realty Income Fund-Class B      500(a)
             -------------        --------------------------      ------
1/15/98(g)      10,000                      10,000                10,000
                10,066                       9,953                11,625
6/30/98          9,739                       9,496                12,009
                 9,063                       8,497                10,814
12/31/98         8,863                       8,249                13,117
                 8,410                       7,851                13,770
6/30/99          9,361                       8,643                14,741
                 8,576                       7,948                13,820
12/31/99         8,333                       7,868                15,876
                 8,418                       8,056                16,241
6/30/00          9,485                       8,906                15,811
                10,227                       9,587                15,658
12/31/00        10,526                       9,944                14,433
                10,928                       9,983                12,721
6/30/01         12,164                      11,082                13,466
                11,641                      10,792                11,489
12/31/01        12,166                      11,329                12,717
                13,166                      12,264                12,753
6/30/02         13,717                      12,879                11,044
                12,772                      11,713                 9,135
12/31/02        12,653                      11,761                 9,906
                12,729                      11,841                 9,593
6/30/03         14,426                      13,393                11,072
                15,540                      14,668                11,365
12/31/03        17,061                      16,129                12,750
                18,991                      18,068                12,965
6/30/04         17,763                      17,018                13,188
                18,973                      18,419                12,941
12/31/04        21,213                      21,224                14,316

                                   Average Annual Total Returns
                                  For Periods Ended Dec. 31, 2004
                        --------------------------------------------------------
                        1 Year          5 Years         Since Inception (1/15/98)
                        ------          -------         ------------------------
Fund                    19.92%(c)       20.47%(d)                 11.41%(e)
NAREIT Equity(a)        31.58%          21.94%                    11.35%
S&P 500(a)              10.88%          -2.29%                     5.10%

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                                       6




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                     COHEN & STEERS REALTY INCOME FUND, INC.

PERFORMANCE REVIEW -- (CONTINUED)

                   COHEN & STEERS REALTY INCOME FUND -- CLASS C

Growth of a $10,000 Investment Since Inception

                     Cohen & Steers             Nareit Equity         S&P
                Realty Income Fund-Class C      REIT Index(a)        500(a)
                --------------------------      -------------        ------
1/14/98(g)              10,000                      10,000           10,000
                        10,099                       9,953           11,538
6/30/98                  9,771                       9,496           11,919
                         9,093                       8,497           10,733
12/31/98                 8,892                       8,249           13,019
                         8,454                       7,851           13,667
6/30/99                  9,383                       8,643           14,631
                         8,603                       7,948           13,716
12/31/99                 8,359                       7,868           15,757
                         8,444                       8,056           16,120
6/30/00                  9,516                       8,904           15,693
                        10,261                       9,585           15,540
12/31/00                10,580                       9,942           14,325
                        10,974                       9,981           12,626
6/30/01                 12,215                      11,080           13,365
                        11,690                      10,790           11,403
12/31/01                12,217                      11,327           12,622
                        13,221                      12,261           12,657
6/30/02                 13,775                      12,876           10,961
                        12,826                      11,710            9,067
12/31/02                12,707                      11,758            9,831
                        12,783                      11,838            9,522
6/30/03                 14,487                      13,390           10,989
                        15,605                      14,665           11,280
12/31/03                17,133                      16,126           12,654
                        19,071                      18,064           12,868
6/30/04                 17,839                      17,015           13,089
                        19,054                      18,415           12,845
12/31/04                21,404                      21,220           14,030

                                   Average Annual Total Returns
                                  For Periods Ended Dec. 31, 2004
                        --------------------------------------------------------
                        1 Year          5 Years         Since Inception (1/14/98)
                        ------          -------         ------------------------
Fund                    24.92%          20.69%                    11.55%
NAREIT Equity(a)        31.58%          21.94%                    11.35%
S&P 500(a)              10.88%          -2.29%                     4.99%


              COHEN & STEERS REALTY INCOME FUND -- CLASS I

Growth of a $100,000 Investment Since Inception

                  Cohen & Steers             Nareit Equity          S&P
             Realty Income Fund-Class I      REIT Index(a)         500(a)
             --------------------------      -------------         ------
7/15/98(g)           100,000                    100,000            100,000
                      91,240                     89,480             86,870
12/31/98              89,415                     86,867            105,373
                      85,114                     82,680            110,621
6/30/99               94,877                     91,014            118,420
                      87,144                     83,697            111,018
12/31/99              84,835                     82,851            127,538
                      85,980                     84,832            130,471
6/30/00               97,201                     93,764            127,014
                     105,317                    100,937            125,782
12/31/00             109,467                    104,693            115,946
                     114,086                    105,101            102,195
6/30/01              127,217                    116,672            108,173
                     122,192                    113,615             92,293
12/31/01             127,972                    119,273            102,159
                     138,824                    129,113            102,445
6/30/02              145,002                    135,582             88,718
                     135,374                    123,312             73,387
12/31/02             134,412                    123,817             79,574
                     135,542                    124,659             77,067
6/30/03              154,029                    141,002             88,943
                     166,306                    154,426             91,300
12/31/03             183,019                    169,806            102,421
                     204,268                    190,217            104,152
6/30/04              191,501                    179,165            105,943
                     205,096                    193,911            103,962
12/31/04             230,985                    223,443            113,557

                                   Average Annual Total Returns
                                  For Periods Ended Dec. 31, 2004
                        --------------------------------------------------------
                        1 Year          5 Years         Since Inception (7/15/98)
                        ------          -------         ------------------------
Fund                    26.20%          22.18%                    13.84%
NAREIT Equity(a)        31.58%          21.94%                    13.16%
S&P 500(a)              10.88%          -2.29%                     1.99%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND THE PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE AND SHARES, IF REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. MONTH-END PERFORMANCE DATA CAN BE OBTAINED BY VISITING OUR WEBSITE AT COHENANDSTEERS.COM. THE PERFORMANCE TABLE AND GRAPH DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS ON THE REDEMPTION OF FUND SHARES.

(a) The comparative indexes are not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the fund's performance. The fund's performance assumes the reinvestment of all dividends and distributions. The NAREIT Equity REIT Index is an unmanaged, market capitalization weighted index of all publicly traded REITs that invest predominantly in the equity ownership of real estate. The index is designed to reflect the performance of all publicly traded REITs as a whole. Prior to January 4, 1999, the NAREIT Equity REIT Index was published monthly. Total returns and cumulative values of a $10,000 investment are calculated from the date nearest each class's inception for which comparable performance data exist. The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance. For more information, including charges and expenses, please read the prospectus carefully before you invest.

(b) Returns reflect the imposition of a front end sales load of 4.50%. Without the sales load, the returns would have been 25.78% for the year ended December 31, 2004, 21.55% for the five years ended December 31, 2004, and 13.04% since inception.

(c) Return includes a deferred sales charge of 5%. Without the deferred sales charge, the total return would have been 24.92%.

(d) Return includes a deferred sales charge of 2%. Without the deferred sales charge, the total return would have been 20.66%.

(e) Return includes a deferred sales charge of 1%. Without the deferred sales charge, the total return would have been 11.48%.

(f) Commencement of operations.

(g) Initial offering of shares.

--------------------------------------------------------------------------------
                                       7

--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY INCOME FUND, INC.

                                EXPENSE EXAMPLE

    As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

    The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2004 to December 31, 2004).

                                ACTUAL EXPENSES

    The first line of the table below provides information about actual account values and expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled 'Expenses Paid During Year' to estimate the expenses you paid on your account during this period.

                  HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

    The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
                                       8

--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY INCOME FUND, INC.

                   EXPENSES AND VALUE OF A $1,000 INVESTMENT
                   FOR THE SIX MONTHS ENDED DECEMBER 31, 2004

ACTUAL FUND RETURN                             CLASS A     CLASS B     CLASS C     CLASS I
------------------                             -------     -------     -------     -------
Beginning Account Value July 1, 2004........  $1,000.00   $1,000.00   $1,000.00   $1,000.00
Ending Account Value December 31, 2004......  $1,203.80   $1,199.80   $1,199.80   $1,206.20
Expenses Paid per $1,000(a).................  $    7.02   $   10.61   $   10.61   $    5.08

HYPOTHETICAL 5% FUND RETURN                    CLASS A     CLASS B     CLASS C     CLASS I
---------------------------                    -------     -------     -------     -------
Beginning Account Value July 1, 2004........  $1,000.00   $1,000.00   $1,000.00   $1,000.00
Ending Account Value December 31, 2004......  $1,018.70   $1,015.40   $1,015.40   $1,020.48
Expenses Paid per $1,000(a).................  $    6.44   $    9.73   $    9.74   $    4.66

ANNUALIZED EXPENSE RATIO                       CLASS A     CLASS B     CLASS C     CLASS I
------------------------                       -------     -------     -------     -------
Cohen & Steers Realty Income Fund...........      1.27%       1.91%       1.91%       0.92%

-------------------
(a) Expenses are equal to the fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six month period, then divided by 366.

--------------------------------------------------------------------------------
                                       9

--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY INCOME FUND, INC.

                               DECEMBER 31, 2004
                                TOP TEN HOLDINGS
                                  (UNAUDITED)

                                                                 MARKET         % OF
                                                                  VALUE      NET ASSETS
     SECURITY                                                  -----------   ----------
 1.  Vornado Realty Trust....................................  $72,886,862      4.04%
 2.  Arden Realty............................................   67,254,760      3.73
 3.  Archstone-Smith Trust...................................   60,900,830      3.37
 4.  Reckson Associates Realty Corp. ........................   58,834,892      3.26
 5.  AvalonBay Communities...................................   57,453,900      3.18
 6.  Equity Residential......................................   54,678,834      3.03
 7.  Equity Office Properties Trust..........................   53,289,600      2.95
 8.  Simon Property Group....................................   52,149,888      2.89
 9.  Health Care Property Investors..........................   48,795,318      2.70
10.  Brandywine Realty Trust.................................   47,908,639      2.65

                                SECTOR BREAKDOWN
                             (Based on Net Assets)
                                  (Unaudited)


           Office/Industrial                              33.21
           Residential                                    22.93
           Shopping Center                                18.94
           Diversified                                     8.84
           Health Care                                     7.82
           Hotel                                           3.12
           Self Storage                                    2.16
           Miscellaneous                                   2.12
           Cash & Other Assets in Excess of Liabilities    0.86


--------------------------------------------------------------------------------
                                       10

--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY INCOME FUND, INC.
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2004

                                                                                DIVIDEND
                                                  NUMBER         VALUE          YIELD(a)
                                                 OF SHARES      (NOTE 1)      (UNAUDITED)
                                                 ---------   --------------   ------------
EQUITIES                                99.01%(b)
  COMMON STOCK                          90.91%
    DIVERSIFIED                          7.91%
         Colonial Properties Trust.............    552,400   $   21,692,748       6.82%
         Crescent Real Estate Equities Co......    285,700        5,216,882       8.21
         iStar Financial.......................    711,700       32,211,542       6.16
         Lexington Corporate Properties
            Trust..............................    476,000       10,748,080       6.20
         Vornado Realty Trust..................    957,400       72,886,862       3.99
                                                             --------------
                                                                142,756,114
                                                             --------------
    HEALTH CARE                          6.46%
         Health Care Property Investors........  1,762,200       48,795,318       6.03
         Health Care REIT......................    499,600       19,059,740       6.29
         Nationwide Health Properties..........    721,500       17,135,625       6.23
         Ventas................................  1,149,900       31,518,759       4.74
                                                             --------------
                                                                116,509,442
                                                             --------------
    HOTEL                                2.64%
         Equity Inns...........................  1,343,000       15,766,820       4.43
         Hospitality Properties Trust..........    480,600       22,107,600       6.26
         Strategic Hotel Capital...............    593,900        9,799,350       5.33
                                                             --------------
                                                                 47,673,770
                                                             --------------
    INDUSTRIAL                           2.29%
         EastGroup Properties..................    264,800       10,147,136       5.01
         First Industrial Realty Trust.........    764,300       31,129,939       6.83
                                                             --------------
                                                                 41,277,075
                                                             --------------
    MORTGAGE                             1.87%
         Capital Trust.........................     82,600        2,536,646       6.51
         Newcastle Investment Corp.............    981,973       31,207,102       7.87
                                                             --------------
                                                                 33,743,748
                                                             --------------

-------------------
(a) Dividend yield is computed by dividing the security's current annual dividend rate by its value at December 31, 2004. The dividend yield has not been audited.
(b) Percentages indicated are based on net assets of the fund.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       11

--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 2004

                                                                                DIVIDEND
                                                  NUMBER         VALUE           YIELD
                                                 OF SHARES      (NOTE 1)      (UNAUDITED)
                                                 ---------   --------------   ------------
    OFFICE                              27.17%
         Arden Realty..........................  1,783,000   $   67,254,760       5.36%
         BioMed Realty Trust...................    208,800        4,637,448       4.86
         Boston Properties.....................    682,600       44,143,742       4.02
         Brandywine Realty Trust...............  1,630,100       47,908,639       5.99
         CarrAmerica Realty Corp...............  1,287,100       42,474,300       6.06
         CRT Properties........................    868,900       20,731,954       5.87
         Equity Office Properties Trust........  1,830,000       53,289,600       6.87
         HRPT Properties Trust.................  1,429,900       18,345,617       6.55
         Highwoods Properties..................    371,900       10,301,630       6.14
         Kilroy Realty Corp....................    593,300       25,363,575       4.63
         Mack-Cali Realty Corp.................    792,700       36,487,981       5.47
         Maguire Properties....................    685,300       18,818,338       5.83
         Prentiss Properties Trust.............  1,096,300       41,878,660       5.86
         Reckson Associates Realty Corp........  1,793,200       58,834,892       5.18
                                                             --------------
                                                                490,471,136
                                                             --------------
    OFFICE/INDUSTRIAL                    1.71%
         Liberty Property Trust................    605,200       26,144,640       5.65
         Mission West Properties...............    450,300        4,791,192       6.02
                                                             --------------
                                                                 30,935,832
                                                             --------------
    RESIDENTIAL                         22.03%
       APARTMENT                        21.00%
         AMLI Residential Properties Trust.....  1,114,000       35,648,000       6.00
         American Campus Communities...........    440,400        9,904,596       6.00
         Apartment Investment & Management Co..    238,100        9,176,374       6.23
         Archstone-Smith Trust.................  1,590,100       60,900,830       4.49
         AvalonBay Communities.................    763,000       57,453,900       3.72
         Camden Property Trust.................    315,700       16,100,700       4.98
         Equity Residential....................  1,511,300       54,678,834       4.78
         GMH Communities Trust.................    667,500        9,411,750       6.45
         Gables Residential Trust..............    912,300       32,651,217       6.73
         Home Properties.......................  1,064,600       45,777,800       5.86
         Mid-America Apartment Communities.....    371,000       15,292,620       5.68
         Post Properties.......................    466,800       16,291,320       5.16
         Town and Country Trust................    571,000       15,776,730       6.23
                                                             --------------
                                                                379,064,671
                                                             --------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       12

--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 2004

                                                                                DIVIDEND
                                                  NUMBER         VALUE           YIELD
                                                 OF SHARES      (NOTE 1)      (UNAUDITED)
                                                 ---------   --------------   ------------
       MANUFACTURED HOME                 1.03%
         Affordable Residential Communities....    446,800   $    6,411,580       8.71%
         Sun Communities.......................    303,900       12,231,975       6.06
                                                             --------------
                                                                 18,643,555
                                                             --------------
         TOTAL RESIDENTIAL.....................                 397,708,226
                                                             --------------
    SELF STORAGE                         2.16%
         Extra Space Storage...................    631,800        8,421,894       6.83
         Shurgard Storage Centers..............    351,800       15,482,718       5.00
         Sovran Self Storage...................    204,500        8,617,630       5.74
         U-Store-It Trust......................    374,400        6,495,840       6.46
                                                             --------------
                                                                 39,018,082
                                                             --------------
    SHOPPING CENTER                     16.67%
       COMMUNITY CENTER                  7.47%
         Cedar Shopping Centers................    625,900        8,950,370       6.29
         Developers Diversified Realty Corp....    814,900       36,157,113       4.60
         Heritage Property Investment Trust....    803,100       25,771,479       6.54
         Inland Real Estate Corp...............  1,283,900       20,478,205       5.89
         Kramont Realty Trust..................    809,300       18,937,620       5.56
         New Plan Excel Realty Trust...........    397,600       10,767,008       6.09
         Ramco-Gershenson Properties Trust.....    425,700       13,728,825       5.21
                                                             --------------
                                                                134,790,620
                                                             --------------
       REGIONAL MALL                     9.20%
         Glimcher Realty Trust.................    861,000       23,858,310       6.93
         Macerich Co...........................    650,000       40,820,000       4.14
         Mills Corp............................    589,300       37,573,768       3.73
         Pennsylvania Real Estate Investment
            Trust..............................    273,100       11,688,680       5.05
         Simon Property Group..................    806,400       52,149,888       4.02
                                                             --------------
                                                                166,090,646
                                                             --------------
         TOTAL SHOPPING CENTER.................                 300,881,266
                                                             --------------
              TOTAL COMMON STOCK (Identified
                cost -- $1,150,592,535)........               1,640,974,691
                                                             --------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       13

--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 2004

                                                                                DIVIDEND
                                                  NUMBER         VALUE           YIELD
                                                 OF SHARES      (NOTE 1)      (UNAUDITED)
                                                 ---------   --------------   ------------
  PREFERRED STOCK                        8.10%
    DIVERSIFIED                          0.93%
         Colonial Properties Trust, 9.25%,
            Series C...........................      2,300   $       61,065       8.70%
         Colonial Properties Trust, 8.125%,
            Series D...........................    120,400        3,196,620       7.65
         Crescent Real Estate Equities Co.,
            6.75%, Series A (Convertible)......    291,900        6,506,451       7.58
         iStar Financial, 7.80%, Series F......     69,500        1,807,000       7.50
         iStar Financial, 7.65%, Series G......    200,300        5,167,740       7.40
                                                             --------------
                                                                 16,738,876
                                                             --------------
    HEALTH CARE                          1.36%
         Health Care REIT, 7.625%, Series F....    352,800        8,908,200       7.56
         LTC Properties, 8.00%, Series F.......    200,000        5,270,000       7.59
         Nationwide Health Properties, 7.677%,
            Series P...........................     49,800        5,204,100       7.35
         Omega Healthcare Investors, 8.375%,
            Series D...........................    200,000        5,280,000       7.92
                                                             --------------
                                                                 24,662,300
                                                             --------------
    HOTEL                                0.35%
         FelCor Lodging Trust, $1.95, Series A
            (Convertible)......................     48,900        1,240,104       7.69
         FelCor Lodging Trust, 9.00%, Series B.     28,100          720,203       8.78
         Innkeepers USA Trust, 8.00%, Series C.    167,600        4,315,700       7.77
                                                             --------------
                                                                  6,276,007
                                                             --------------
    MORTGAGE                             0.08%
         Newcastle Investment Corp., 9.75%,
            Series B...........................     52,200        1,414,098       9.01
                                                             --------------
    OFFICE                               1.81%
         Alexandria Real Estate Equities,
            9.10%, Series B....................     28,700          774,900       8.44
         Cousins Properties, 7.50%, Series B...    180,000        4,521,600       7.48
         HRPT Properties Trust, 8.75%, Series B    159,300        4,405,442       7.92
         Highwoods Properties, 8.625%, Series A      7,400        7,751,500       8.23
         Highwoods Properties, 8.00%, Series B.     22,900          580,057       7.90
         Kilroy Realty, 7.80%, Series E........     19,314          506,027       7.44
         Kilroy Realty, 7.50%, Series F........    270,840        6,854,960       7.43
         Maguire Properties, 7.625%, Series A..    125,300        3,207,680       7.46
         SL Green Realty Corp, 7.625%, Series C    159,300        4,086,045       7.45
         SL Green Realty Corp, 7.875%, Series D      1,261           32,723       7.59
                                                             --------------
                                                                 32,720,934
                                                             --------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       14

--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 2004

                                                                                DIVIDEND
                                                  NUMBER         VALUE           YIELD
                                                 OF SHARES      (NOTE 1)      (UNAUDITED)
                                                 ---------   --------------   ------------
    OFFICE/INDUSTRIAL                    0.23%
         PS Business Parks, 8.75%, Series F....     66,000   $    1,773,750       8.15%
         PS Business Parks, 7.00%, Series H....     94,500        2,342,655       7.06
                                                             --------------
                                                                  4,116,405
                                                             --------------
    RESIDENTIAL                          0.90%
       APARTMENT                         0.61%
         Apartment Investment & Management Co.,
            9.375%, Series G...................     73,000        1,995,820       8.56
         Apartment Investment & Management Co.,
            10.10%, Series Q...................     52,800        1,402,896       9.52
         Apartment Investment & Management Co.,
            10.00%, Series R...................    116,100        3,091,743       9.39
         Mid-America Apartment Communities,
            8.30%, Series H....................    171,800        4,466,800       8.00
                                                             --------------
                                                                 10,957,259
                                                             --------------
       MANUFACTURED HOME                 0.29%
         Affordable Residential Communities,
            8.25%, Series A....................    200,000        5,216,000       7.90
                                                             --------------
         TOTAL RESIDENTIAL.....................                  16,173,259
                                                             --------------
    SHOPPING CENTER                      2.27%
       COMMUNITY CENTER                  0.52%
         Cedar Shopping Centers, 8.875%,
            Series A...........................    100,000        2,638,000       8.42
         Developers Diversified Realty Corp.,
            8.60%, Series F....................     67,700        1,819,099       8.00
         Kramont Realty Trust, 8.25%,
            Series E...........................    123,000        3,099,600       8.17
         Ramco-Gershenson Property Trust,
            9.50%, Series B....................     25,000          692,500       8.59
         Urstadt Biddle Properties, 8.50%,
            Series C...........................     10,000        1,077,500       7.89
                                                             --------------
                                                                  9,326,699
                                                             --------------
       FREE STANDING                     0.03%
         Commercial Net Lease Realty, 9.00%,
            Series A...........................     24,400          660,264       8.31
                                                             --------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       15

--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 2004

                                                                                DIVIDEND
                                                  NUMBER         VALUE           YIELD
                                                 OF SHARES      (NOTE 1)      (UNAUDITED)
                                                 ---------   --------------   ------------
       REGIONAL MALL                     1.72%
         CBL & Associates Properties, 8.75%,
            Series B...........................     48,800   $    2,635,200       8.11%
         CBL & Associates Properties, 7.75%,
            Series C...........................     59,700        1,568,916       7.38
         CBL & Associates Properties, 7.375%,
            Series D...........................    300,200        7,459,970       7.40
         Glimcher Realty Trust, 8.75%,
            Series F...........................     63,100        1,643,755       8.41
         Glimcher Realty Trust, 8.125%,
            Series G...........................    140,000        3,610,600       7.87
         Mills Corp., 9.00%, Series B..........    147,000        4,071,900       8.12
         Mills Corp., 9.00%, Series C..........     43,800        1,217,640       8.09
         Mills Corp., 8.75%, Series E..........     68,700        1,948,332       7.72
         Pennsylvania Real Estate Investment
            Trust, 11.00%, Series A............      9,800          592,900       9.09
         Taubman Centers, 8.30%, Series A......     76,300        1,946,413       8.15
         Taubman Centers, 8.00%, Series G......    167,000        4,333,650       7.71
                                                             --------------
                                                                 31,029,276
                                                             --------------
         TOTAL SHOPPING CENTER.................                  41,016,239
                                                             --------------
    SPECIALTY                            0.17%
         Capital Automotive REIT, 7.50%,
            Series A...........................    119,400        3,068,580       7.32
                                                             --------------
              TOTAL PREFERRED STOCK (Identified
                cost -- $136,524,602)..........                 146,186,698
                                                             --------------
              TOTAL EQUITIES (Identified
                cost -- $1,287,117,137)........               1,787,161,389
                                                             --------------

                                                   PRINCIPAL
                                                     AMOUNT
                                                   ----------
CORPORATE BOND                              0.13%
         Host Marriott, LP, 9.50%, due 01/15/07
            (Identified cost -- $2,150,954).....   $2,180,000        2,398,000
                                                                --------------
COMMERCIAL PAPER                            0.23%
         State Street Corp, 1.70%, due
            01/03/2005
            (Identified cost -- $4,134,609).....    4,135,000        4,134,609
                                                                --------------
TOTAL INVESTMENTS (Identified
  cost -- $1,293,402,700).............     99.37%                1,793,693,998
OTHER ASSETS IN EXCESS OF
  LIABILITIES.........................      0.63%                   11,338,611
                                          ------                --------------
NET ASSETS............................    100.00%               $1,805,032,609
                                          ------                --------------
                                          ------                --------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       16

--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY INCOME FUND, INC.

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2004

ASSETS:
    Investments in securities, at value (Identified
       cost -- $1,293,402,700)..............................  $1,793,693,998
    Cash....................................................              84
    Dividends and interest receivable.......................      11,719,933
    Receivable for fund shares sold.........................       3,072,308
    Other assets............................................          33,954
                                                              --------------
         Total Assets.......................................   1,808,520,277
                                                              --------------
LIABILITIES:
    Payable for fund shares redeemed........................       1,562,892
    Payable to investment advisor...........................       1,109,740
    Payable for distribution fees...........................         285,728
    Payable for shareholder servicing fees..................         175,283
    Payable to administrator................................          78,331
    Payable for directors fees..............................           5,374
    Other liabilities.......................................         270,320
                                                              --------------
         Total Liabilities..................................       3,487,668
                                                              --------------
NET ASSETS..................................................  $1,805,032,609
                                                              --------------
                                                              --------------
NET ASSETS consist of:
    Paid-in capital (Notes 1 and 5).........................  $1,306,364,357
    Distributions paid in excess of net investment income...          (2,850)
    Accumulated net realized loss on investments............      (1,620,196)
    Net unrealized appreciation on investments..............     500,291,298
                                                              --------------
                                                              $1,805,032,609
                                                              --------------
                                                              --------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       17

--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY INCOME FUND, INC.

               STATEMENT OF ASSETS AND LIABILITIES -- (CONTINUED)
                               DECEMBER 31, 2004

CLASS A SHARES:
    NET ASSETS..............................................  $640,157,375
    Shares issued and outstanding ($0.001 par value common
       stock outstanding) (Note 5)..........................    37,178,376
                                                              ------------
    Net asset value and redemption price per share..........  $      17.22
                                                              ------------
                                                              ------------
    Maximum offering price per share
      ($17.22 [div] 0.955)(a)...............................  $      18.03
                                                              ------------
                                                              ------------
CLASS B SHARES:
    NET ASSETS..............................................  $284,917,316
    Shares issued and outstanding ($0.001 par value common
       stock outstanding) (Note 5)..........................    17,051,994
                                                              ------------
    Net asset value and offering price per share(b).........  $      16.71
                                                              ------------
                                                              ------------
CLASS C SHARES:
    NET ASSETS..............................................  $716,634,085
    Shares issued and outstanding ($0.001 par value common
       stock outstanding) (Note 5)..........................    42,892,867
                                                              ------------
    Net asset value and offering price per share(b).........  $      16.71
                                                              ------------
                                                              ------------
CLASS I SHARES:
    NET ASSETS..............................................  $163,323,833
    Shares issued and outstanding ($0.001 par value common
       stock outstanding) (Note 5)..........................     9,345,682
                                                              ------------
    Net asset value, offering and redemption price per
       share................................................  $      17.48
                                                              ------------
                                                              ------------

-------------------
(a) On investments of $100,000 or more, the offering price is reduced.
(b) Redemption price per share is equal to the net asset value per share less any applicable deferred sales charge which varies with the length of time shares are held.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       18

--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY INCOME FUND, INC.

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2004

Investment Income (Note 1):
    Dividend income.........................................    $ 57,809,735
    Interest income.........................................         576,252
                                                                ------------
         Total Income.......................................      58,385,987
                                                                ------------
Expenses:
    Investment advisory fees (Note 2).......................      11,125,315
    Distribution fees -- Class A (Note 2)...................       1,228,408
    Distribution fees -- Class B (Note 2)...................       1,958,858
    Distribution fees -- Class C (Note 2)...................       4,593,568
    Shareholder servicing fees -- Class A (Note 2)..........         491,363
    Shareholder servicing fees -- Class B (Note 2)..........         652,953
    Shareholder servicing fees -- Class C (Note 2)..........       1,531,189
    Transfer Agent fees (Note 2)............................         865,892
    Administration fees (Note 2)............................         595,394
    Shareholder reporting expenses..........................         551,481
    Registration and filing fees............................         164,506
    Professional fees.......................................         140,371
    Custodian fees and expenses.............................         126,335
    Line of credit fees (Note 6)............................          76,513
    Directors' fees and expenses (Note 2)...................          49,674
    Miscellaneous...........................................          82,041
                                                                ------------
         Total Expenses.....................................      24,233,861
                                                                ------------
Net Investment Income.......................................      34,152,126
                                                                ------------
Net Realized and Unrealized Gain on Investments:
    Net realized gain on investments........................      45,556,662
    Net change in unrealized appreciation on investments....     270,205,000
                                                                ------------
         Net realized and unrealized gain on investments....     315,761,662
                                                                ------------
Net Increase in Net Assets Resulting from Operations........    $349,913,788
                                                                ------------
                                                                ------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       19

--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY INCOME FUND, INC.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                        FOR THE             FOR THE
                                                      YEAR ENDED          YEAR ENDED
                                                   DECEMBER 31, 2004   DECEMBER 31, 2003
                                                   -----------------   -----------------
Change in Net Assets:
    From Operations:
         Net investment income...................   $   34,152,126      $   26,803,849
         Net realized gain on investments........       45,556,662          22,148,494
         Net change in unrealized appreciation on
            investments..........................      270,205,000         223,726,151
                                                    --------------      --------------
              Net increase in net assets
                resulting from operations........      349,913,788         272,678,494
                                                    --------------      --------------
    Dividends and Distributions to Shareholders
       from (Note 1):
         Net investment income:
              Class A............................      (12,276,597)         (8,629,923)
              Class B............................       (5,584,797)         (5,619,525)
              Class C............................      (12,998,328)        (10,234,247)
              Class I............................       (3,329,080)         (2,320,154)
         Net realized gain on investments:
              Class A............................      (15,576,878)         (6,891,404)
              Class B............................       (7,424,788)         (4,639,437)
              Class C............................      (18,434,739)         (9,557,074)
              Class I............................       (3,947,400)         (1,846,151)
         Tax return of capital:
              Class A............................       (5,881,073)         (1,807,375)
              Class B............................       (2,675,384)         (1,370,579)
              Class C............................       (6,226,818)         (2,524,900)
              Class I............................       (1,594,788)           (428,740)
                                                    --------------      --------------
                   Total dividends and
                     distributions to
                     shareholders................      (95,950,670)        (55,869,509)
                                                    --------------      --------------
    Capital Stock Transactions (Note 5):
         Increase in net assets from fund share
            transactions.........................      252,358,102         518,879,524
                                                    --------------      --------------
              Total increase in net assets.......      506,321,220         735,688,509
    Net Assets:
         Beginning of year.......................    1,298,711,389         563,022,880
                                                    --------------      --------------
         End of year(a)..........................   $1,805,032,609      $1,298,711,389
                                                    --------------      --------------
                                                    --------------      --------------

-------------------

(a) Includes distributions in excess of net investment income of $2,850 and $0 at December 31, 2004 and December 31, 2003, respectively.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       20

--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY INCOME FUND, INC.

                              FINANCIAL HIGHLIGHTS

    The following table includes selected data for a share outstanding throughout each year and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

                                                                        CLASS A
                                        ------------------------------------------------------------------------
                                                            FOR THE YEAR ENDED DECEMBER 31,
                                        ------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:            2004           2003           2002           2001           2000
--------------------------------        ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of year....     $14.57         $11.43         $11.69         $10.72         $ 9.03
                                           ------         ------         ------         ------         ------
Income from investment operations:
   Net investment income..............       0.43(a)        0.46(a)        0.41           0.51           0.56
   Net realized and unrealized gain on
     investments......................       3.22           3.49           0.16           1.20           1.85
                                           ------         ------         ------         ------         ------
       Total from investment
         operations...................       3.65           3.95           0.57           1.71           2.41
                                           ------         ------         ------         ------         ------
Less dividends and distributions to
 shareholders from:
   Net investment income..............      (0.37)         (0.44)         (0.72)         (0.53)         (0.58)
   Net realized gain on investments...      (0.47)         (0.28)         (0.10)            --             --
   Tax return of capital..............      (0.17)         (0.09)         (0.01)         (0.21)         (0.14)
                                           ------         ------         ------         ------         ------
       Total dividends and
         distributions to
         shareholders.................      (1.01)         (0.81)         (0.83)         (0.74)         (0.72)
                                           ------         ------         ------         ------         ------
Redemption fees retained by the
 fund.................................       0.01             --(b)          --             --             --
                                           ------         ------         ------         ------         ------
       Net increase/(decrease) in net
         asset value..................       2.65           3.14          (0.26)          0.97           1.69
                                           ------         ------         ------         ------         ------
Net asset value, end of year..........     $17.22         $14.57         $11.43         $11.69         $10.72
                                           ------         ------         ------         ------         ------
                                           ------         ------         ------         ------         ------
--------------------------------------------------------------------------------------------------------------
Total investment return(c)............      25.78%         35.65%          4.73%         16.43%         27.55%
                                           ------         ------         ------         ------         ------
                                           ------         ------         ------         ------         ------
--------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-------------------------
Net assets, end of year (in millions).     $640.2         $397.1         $164.6         $ 93.3         $ 44.9
                                           ------         ------         ------         ------         ------
                                           ------         ------         ------         ------         ------
Ratio of expenses to average daily net
 assets (before expense reduction)....       1.28%          1.29%          1.32%          1.41%          1.58%
                                           ------         ------         ------         ------         ------
                                           ------         ------         ------         ------         ------
Ratio of expenses to average daily net
 assets (net of expense reduction)....       1.28%          1.29%          1.32%          1.41%          1.57%
                                           ------         ------         ------         ------         ------
                                           ------         ------         ------         ------         ------
Ratio of net investment income to
 average daily net assets (before
 expense reduction)...................       2.74%          3.54%          3.61%          4.92%          6.12%
                                           ------         ------         ------         ------         ------
                                           ------         ------         ------         ------         ------
Ratio of net investment income to
 average daily net assets (net of
 expense reduction)...................       2.74%          3.54%          3.61%          4.92%          6.13%
                                           ------         ------         ------         ------         ------
                                           ------         ------         ------         ------         ------
Portfolio turnover rate...............      13.37%         24.86%         30.87%         22.20%         30.36%
                                           ------         ------         ------         ------         ------
                                           ------         ------         ------         ------         ------

-------------------
(a) Calculated based on the average shares outstanding during the period.
(b) Less than $0.005 per share.
(c) Does not reflect sales charges, which would reduce return.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       21

--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY INCOME FUND, INC.

                      FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                                        CLASS B
                                        ------------------------------------------------------------------------
                                                            FOR THE YEAR ENDED DECEMBER 31,
                                        ------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:            2004           2003           2002           2001           2000
--------------------------------        ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of year....     $14.18         $11.17         $11.45         $10.59         $ 8.98
                                           ------         ------         ------         ------         ------
Income from investment operations:
   Net investment income..............       0.28(a)        0.36(a)        0.33           0.44           0.46
   Net realized and unrealized gain on
     investments......................       3.16           3.41           0.15           1.16           1.83
                                           ------         ------         ------         ------         ------
       Total from investment
         operations...................       3.44           3.77           0.48           1.60           2.29
                                           ------         ------         ------         ------         ------
Less dividends and distributions to
 shareholders from:
   Net investment income..............      (0.32)         (0.39)         (0.65)         (0.47)         (0.55)
   Net realized gain on investments...      (0.43)         (0.28)         (0.10)            --             --
   Tax return of capital..............      (0.16)         (0.09)         (0.01)         (0.27)         (0.13)
                                           ------         ------         ------         ------         ------
       Total dividends and
         distributions to
         shareholders.................      (0.91)         (0.76)         (0.76)         (0.74)         (0.68)
                                           ------         ------         ------         ------         ------
   Net increase/(decrease) in net
     asset value......................       2.53           3.01          (0.28)          0.86           1.61
                                           ------         ------         ------         ------         ------
Net asset value, end of year..........     $16.71         $14.18         $11.17         $11.45         $10.59
                                           ------         ------         ------         ------         ------
                                           ------         ------         ------         ------         ------
--------------------------------------------------------------------------------------------------------------
Total investment return(b)............      24.92%         34.84%          4.01%         15.57%         26.31%
                                           ------         ------         ------         ------         ------
                                           ------         ------         ------         ------         ------
--------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-------------------------
Net assets, end of year (in millions).     $284.9         $251.3         $133.0         $ 85.2         $ 26.8
                                           ------         ------         ------         ------         ------
                                           ------         ------         ------         ------         ------
Ratio of expenses to average daily net
 assets (before expense reduction)....       1.92%          1.94%          1.97%          2.04%          2.23%
                                           ------         ------         ------         ------         ------
                                           ------         ------         ------         ------         ------
Ratio of expenses to average daily net
 assets (net of expense reduction)....       1.92%          1.94%          1.97%          2.04%          2.22%
                                           ------         ------         ------         ------         ------
                                           ------         ------         ------         ------         ------
Ratio of net investment income to
 average daily net assets (before
 expense reduction)...................       1.89%          2.86%          2.92%          4.29%          5.47%
                                           ------         ------         ------         ------         ------
                                           ------         ------         ------         ------         ------
Ratio of net investment income to
 average daily net assets (net of
 expense reduction)...................       1.89%          2.86%          2.92%          4.29%          5.48%
                                           ------         ------         ------         ------         ------
                                           ------         ------         ------         ------         ------
Portfolio turnover rate...............      13.37%         24.86%         30.87%         22.20%         30.36%
                                           ------         ------         ------         ------         ------
                                           ------         ------         ------         ------         ------

-------------------
(a) Calculated based on the average shares outstanding during the period.
(b) Does not reflect sales charges, which would reduce return.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       22

--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY INCOME FUND, INC.

                      FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                                        CLASS C
                                        ------------------------------------------------------------------------
                                                            FOR THE YEAR ENDED DECEMBER 31,
                                        ------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:            2004           2003           2002           2001           2000
--------------------------------        ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of year....     $14.18         $11.17         $11.45         $10.60         $ 8.97
                                           ------         ------         ------         ------         ------
Income from investment operations:
   Net investment income..............       0.29(a)        0.36(a)        0.33           0.44           0.48
   Net realized and unrealized gain on
     investments......................       3.15           3.41           0.15           1.15           1.83
                                           ------         ------         ------         ------         ------
       Total from investment
         operations...................       3.44           3.77           0.48           1.59           2.31
                                           ------         ------         ------         ------         ------
Less dividends and distributions to
 shareholders from:
   Net investment income..............      (0.31)         (0.39)         (0.65)         (0.47)         (0.55)
   Net realized gain on investments...      (0.45)         (0.28)         (0.10)            --             --
   Tax return of capital..............      (0.15)         (0.09)         (0.01)         (0.27)         (0.13)
                                           ------         ------         ------         ------         ------
       Total dividends and
         distributions to
         shareholders.................      (0.91)         (0.76)         (0.76)         (0.74)         (0.68)
                                           ------         ------         ------         ------         ------
       Net increase/(decrease) in net
         asset value..................       2.53           3.01          (0.28)          0.85           1.63
                                           ------         ------         ------         ------         ------
Net asset value, end of year..........     $16.71         $14.18         $11.17         $11.45         $10.60
                                           ------         ------         ------         ------         ------
                                           ------         ------         ------         ------         ------
--------------------------------------------------------------------------------------------------------------
Total investment return(b)............      24.92%         34.84%          4.01%         15.46%         26.58%
                                           ------         ------         ------         ------         ------
                                           ------         ------         ------         ------         ------
--------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-------------------------
Net assets, end of year (in millions).     $716.6         $534.7         $228.6         $115.4         $ 34.1
                                           ------         ------         ------         ------         ------
                                           ------         ------         ------         ------         ------
Ratio of expenses to average daily net
 assets (before expense reduction)....       1.92%          1.94%          1.97%          2.04%          2.23%
                                           ------         ------         ------         ------         ------
                                           ------         ------         ------         ------         ------
Ratio of expenses to average daily net
 assets (net of expense reduction)....       1.92%          1.94%          1.97%          2.04%          2.22%
                                           ------         ------         ------         ------         ------
                                           ------         ------         ------         ------         ------
Ratio of net investment income to
 average daily net assets (before
 expense reduction)...................       1.94%          2.89%          2.97%          4.31%          5.47%
                                           ------         ------         ------         ------         ------
                                           ------         ------         ------         ------         ------
Ratio of net investment income to
 average daily net assets (net of
 expense reduction)...................       1.94%          2.89%          2.97%          4.31%          5.48%
                                           ------         ------         ------         ------         ------
                                           ------         ------         ------         ------         ------
Portfolio turnover rate...............      13.37%         24.86%         30.87%         22.20%         30.36%
                                           ------         ------         ------         ------         ------
                                           ------         ------         ------         ------         ------

-------------------
(a) Calculated based on the average shares outstanding during the period.
(b) Does not reflect sales charges, which would reduce return.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       23

--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY INCOME FUND, INC.

                      FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                                        CLASS I
                                        ------------------------------------------------------------------------
                                                            FOR THE YEAR ENDED DECEMBER 31,
                                        ------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:            2004           2003           2002           2001           2000
--------------------------------        ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of year....     $14.76         $11.55         $11.81         $10.78         $ 9.00
                                           ------         ------         ------         ------         ------
Income from investment operations:
   Net investment income..............       0.48(a)        0.51(a)        0.45           0.59           0.71
   Net realized and unrealized gain on
     investments......................       3.29           3.54           0.16           1.18           1.82
                                           ------         ------         ------         ------         ------
       Total from investment
         operations...................       3.77           4.05           0.61           1.77           2.53
                                           ------         ------         ------         ------         ------
Less dividends and distributions to
 shareholders from:
   Net investment income..............      (0.39)         (0.47)         (0.76)         (0.57)         (0.61)
   Net realized gain on investments...      (0.47)         (0.28)         (0.10)            --             --
   Tax return of capital..............      (0.19)         (0.09)         (0.01)         (0.17)         (0.14)
                                           ------         ------         ------         ------         ------
       Total dividends and
         distributions to
         shareholders.................      (1.05)         (0.84)         (0.87)         (0.74)         (0.75)
                                           ------         ------         ------         ------         ------
       Net increase/(decrease) in net
         asset value..................       2.72           3.21          (0.26)          1.03           1.78
                                           ------         ------         ------         ------         ------
Net asset value, end of year..........     $17.48         $14.76         $11.55         $11.81         $10.78
                                           ------         ------         ------         ------         ------
                                           ------         ------         ------         ------         ------
--------------------------------------------------------------------------------------------------------------
Total investment return...............      26.20%         36.16%          5.03%         16.90%         29.05%
                                           ------         ------         ------         ------         ------
                                           ------         ------         ------         ------         ------
--------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-------------------------
Net assets, end of year (in millions).     $163.3         $115.6         $ 36.9         $ 19.2         $ 13.7
                                           ------         ------         ------         ------         ------
                                           ------         ------         ------         ------         ------
Ratio of expenses to average daily net
 assets (before expense reduction)....       0.92%          0.94%          0.97%          1.08%          1.23%
                                           ------         ------         ------         ------         ------
                                           ------         ------         ------         ------         ------
Ratio of expenses to average daily net
 assets (net of expense reduction)....       0.92%          0.94%          0.97%          1.08%          1.22%
                                           ------         ------         ------         ------         ------
                                           ------         ------         ------         ------         ------
Ratio of net investment income to
 average daily net assets (before
 expense reduction)...................       3.07%          3.92%          3.99%          5.30%          6.47%
                                           ------         ------         ------         ------         ------
                                           ------         ------         ------         ------         ------
Ratio of net investment income to
 average daily net assets (net of
 expense reduction)...................       3.07%          3.92%          3.99%          5.30%          6.48%
                                           ------         ------         ------         ------         ------
                                           ------         ------         ------         ------         ------
Portfolio turnover rate...............      13.37%         24.86%         30.87%         22.20%         30.36%
                                           ------         ------         ------         ------         ------
                                           ------         ------         ------         ------         ------

-------------------
(a) Calculated based on the average shares outstanding during the period.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       24

--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY INCOME FUND, INC.

                         NOTES TO FINANCIAL STATEMENTS

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

    Cohen & Steers Realty Income Fund, Inc. (the fund) was incorporated under the laws of the State of Maryland on July 3, 1997 and is registered under the Investment Company Act of 1940, as amended, as an open-end, nondiversified management investment company. The fund, formerly known as Cohen & Steers Equity Income Fund, Inc, changed its name to Cohen & Steers Realty Income Fund, Inc. on September 30, 2004. The authorized shares of the fund are divided into four classes designated Class A, B, C, and I shares. Each of the fund's shares has equal dividend, liquidation and voting rights (except for matters relating to distributions and shareholder servicing of such shares).

    The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

    Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day or, if no asked price is available, at the bid price.

    Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. (Nasdaq) national market system are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

    Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. to be over-the-counter, but excluding securities admitted to trading on the Nasdaq national list, are valued at the official closing prices as reported by Nasdaq, the National Quotation Bureau, or such other comparable sources as the board of directors deems appropriate to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day or, if no asked price is available, at the bid price. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the board of directors believes most closely reflect the value of such securities. Any securities for which market quotations are not readily available shall be valued in accordance with the procedures approved by the board of directors.

--------------------------------------------------------------------------------
                                       25

--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY INCOME FUND, INC.

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

    Short-term debt securities, which have a maturity value of 60 days or less, are valued at amortized cost, which approximates value.

    Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as an increase to unrealized appreciation/(depreciation) and realized gain/(loss) on investment as necessary once the issuers provide information about the actual composition of the distributions. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets. Class B shares automatically convert to Class A shares at the end of the month which precedes the eighth anniversary of the purchase date.

    Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid quarterly. Distributions to shareholders are recorded on the ex-dividend date. Dividends are automatically reinvested in full and fractional shares of the fund based on the net asset value per share at the close of business on the ex-dividend date unless the shareholder has elected to have them paid in cash.

    A portion of the fund's dividend may consist of amounts in excess of net investment income derived from nontaxable components of the dividends from the fund's portfolio investments. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually.

    Dividends from net income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP.

    Federal Income Taxes: It is the policy of the fund to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary.

NOTE 2. INVESTMENT ADVISORY AND ADMINISTRATION FEES AND OTHER TRANSACTIONS WITH AFFILIATES

    Investment Advisory Fees: Cohen & Steers Capital Management, Inc. (the advisor) serves as the fund's investment advisor pursuant to an investment advisory agreement (the advisory agreement). Under the terms of the advisory agreement, the advisor provides the fund with the day-to-day investment decisions and generally manages the fund's investments in accordance with the stated policies of the fund, subject to the supervision of the fund's board of directors. For the services provided to the fund, the advisor receives a monthly management fee in an

--------------------------------------------------------------------------------
                                       26

--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY INCOME FUND, INC.

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

amount equal to 1/12th of 0.75% of the average daily net assets of the fund for the first $1.5 billion and 1/12th of 0.65% thereafter of the average daily net assets of the fund. For the year ended December 31, 2004, the fund incurred $11,125,315 in advisory fees.

    Administration Fees: The fund has entered into an administration agreement with the advisor under which the advisor performs certain administrative functions for the fund and receives a fee of 0.02% of the fund's average daily net assets. For the year ended December 31, 2004, the fund paid the advisor $298,180 in fees under this administration agreement.

    Distribution Fees: Cohen & Steers Securities, LLC (the distributor), an affiliated entity of Cohen & Steers Capital Management, Inc., distributes the shares of the fund. The fund has adopted a distribution plan (the plan) on behalf of the fund pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the fund may not incur distribution fees which exceed an annual rate of 0.25% of the average daily net assets attributable to the Class A shares and 0.75% of the average daily net assets attributable to the Class B and Class C shares For the year ended December 31, 2004, the fund paid $7,780,834 in fees under the plan.

    For the year ended December 31, 2004, the fund has been advised that the distributor received $247,411 in sales commissions from the sale of Class A shares and that the distributor also received $947,180 and $275,537 of contingent deferred sales charges relating to redemptions of Class B and Class C shares, respectively. The distributor has advised the fund that proceeds from the contingent deferred sales charge on the Class B and C shares are paid to the distributor and are used by the distributor to defray its expenses related to providing distribution-related services to the fund in connection with the sale of the Class B and C shares, including payments to dealers and other financial intermediaries for selling Class B and C shares and interest and other financing costs associated with Class B and C shares.

    Shareholder Servicing Fees: The fund has adopted a shareholder services plan which provides that the fund may obtain the services of qualified financial institutions to act as shareholder servicing agents for their customers. For these services, the fund may pay the shareholder servicing agent a fee at an annual rate of up to 0.10% of the average daily net asset value of the fund's Class A shares and up to 0.25% of the average daily net asset value of the fund's Class B and C shares. For the year ended December 31, 2004, the fund paid $2,675,505 under the shareholder servicing plan.

    Directors' Fees: Certain directors and officers of the fund are also directors, officers, and/or employees of the advisor. None of the directors and officers so affiliated received compensation from the fund for their services. For the year ended December 31, 2004, fees and related expenses accrued for nonaffiliated directors totaled $49,674.

    Other: During the period, the fund may have purchased securities in which an affiliate of the investment manager served as placement agent for the issuer.

--------------------------------------------------------------------------------
                                       27

--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY INCOME FUND, INC.

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

NOTE 3. PURCHASES AND SALES OF SECURITIES

    Purchases and sales of securities, excluding short-term investments, for the year ended December 31, 2004 totaled $428,384,131 and $197,501,604, respectively.

NOTE 4. INCOME TAXES

    The fund had return of capital of $16,378,063 for the year ended December 31, 2004 which has been deducted from paid-in capital. Short-term capital gains are reflected in the financial statements as realized gains on investments but are typically treated as ordinary income for tax purposes.

    The dividends and distributions to shareholders are characterized for tax purposes as follows:

                                                      FOR THE YEAR ENDED
                                                         DECEMBER 31,
                                                 ----------------------------
                                                    2004             2003
                                                 -----------      -----------
Ordinary income:
    Class A....................................  $14,713,609      $10,169,479
    Class B....................................    6,874,244        6,717,749
    Class C....................................   16,113,333       12,365,670
    Class I....................................    3,965,983        2,693,604
Long-term capital gains:
    Class A....................................   13,139,866        5,351,848
    Class B....................................    6,135,341        3,541,213
    Class C....................................   15,319,734        7,425,651
    Class I....................................    3,310,497        1,472,701
Tax return of capital:
    Class A....................................    5,881,073        1,807,375
    Class B....................................    2,675,384        1,370,579
    Class C....................................    6,226,818        2,524,900
    Class I....................................    1,594,788          428,740
                                                 -----------      -----------
         Total dividends and distributions to
            shareholders.......................  $95,950,670      $55,869,509
                                                 -----------      -----------
                                                 -----------      -----------

    At December 31, 2004, the cost of investments and net unrealized appreciation for federal income tax purposes were as follows:

Aggregate cost...................................  $1,295,022,908
                                                   --------------
                                                   --------------
Gross unrealized appreciation....................  $  500,475,021
Gross unrealized depreciation....................  $   (1,803,931)
                                                   --------------
Net unrealized appreciation......................  $  498,671,090
                                                   --------------
                                                   --------------

--------------------------------------------------------------------------------
                                       28

--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY INCOME FUND, INC.

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

    Differences between book and tax basis unrealized appreciation are primarily due to wash sales on portfolio securities.

    Net investment income and net realized gains differ for financial statement and tax purposes primarily due to wash sales on portfolio securities. To the extent such differences are permanent in nature, such amounts are reclassified within the capital accounts. During the year ended December 31, 2004, the fund increased undistributed net investment income by 33,826, increased accumulated net realized loss on investments by 260,674 and increased paid-in capital by 226,848, related primarily to REIT return of capital and redemption-in kind. For the year ended December 31, 2004, the Fund did not have any undistributed ordinary income or capital gains.

NOTE 5. CAPITAL STOCK

    The fund is authorized to issue 200 million shares of capital stock, par value $0.001 per share. The board of directors of the fund may increase or decrease the aggregate number of shares of common stock that the fund has authority to issue. Transactions in fund shares were as follows:

                                    FOR THE                          FOR THE
                                  YEAR ENDED                       YEAR ENDED
                               DECEMBER 31, 2004                DECEMBER 31, 2003
                          ---------------------------   ---------------------------------
                            SHARES         AMOUNT         SHARES            AMOUNT
                          -----------   -------------   ----------   --------------------
CLASS A:
    Sold................   19,469,325   $ 300,116,099   17,289,717       $221,736,777
    Issued as
       reinvestment of
       dividends........    1,432,033      23,193,697      762,226         10,061,667
    Redeemed............  (10,981,009)   (167,037,816)  (5,196,498)       (64,748,137)
    Redemption fees
       retained by the
       fund(a)..........           --         177,880           --             30,364
                          -----------   -------------   ----------       ------------
    Net increase........    9,920,349   $ 156,449,860   12,855,445       $167,080,671
                          -----------   -------------   ----------       ------------
                          -----------   -------------   ----------       ------------

-------------------
(a) The fund charges a 1% redemption fee on shares sold within six months of the time of purchase.

--------------------------------------------------------------------------------
                                       29

--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY INCOME FUND, INC.

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

                                    FOR THE                          FOR THE
                                  YEAR ENDED                       YEAR ENDED
                               DECEMBER 31, 2004                DECEMBER 31, 2003
                          ---------------------------   ---------------------------------
                            SHARES         AMOUNT         SHARES            AMOUNT
                          -----------   -------------   ----------   --------------------
CLASS B:
    Sold................    2,404,804   $  36,045,548    7,150,060       $ 88,307,457
    Issued as
       reinvestment of
       dividends........      292,743       4,557,485      201,658          2,577,379
    Redeemed............   (3,371,110)    (50,082,396)  (1,528,912)       (19,041,162)
                          -----------   -------------   ----------       ------------
    Net
  increase/(decrease)...     (673,563)  $  (9,479,363)   5,822,806       $ 71,843,674
                          -----------   -------------   ----------       ------------
                          -----------   -------------   ----------       ------------

                                    FOR THE                          FOR THE
                                  YEAR ENDED                       YEAR ENDED
                               DECEMBER 31, 2004                DECEMBER 31, 2003
                          ---------------------------   ---------------------------------
                            SHARES         AMOUNT         SHARES            AMOUNT
                          -----------   -------------   ----------   --------------------
CLASS C:
    Sold................   13,269,586   $ 198,525,412   20,097,215       $252,600,375
    Issued as
       reinvestment of
       dividends........      756,092      11,792,651      411,062          5,291,691
    Redeemed............   (8,854,645)   (130,554,622)  (3,241,261)       (40,351,980)
                          -----------   -------------   ----------       ------------
    Net increase........    5,171,033   $  79,763,441   17,267,016       $217,540,086
                          -----------   -------------   ----------       ------------
                          -----------   -------------   ----------       ------------

                                    FOR THE                          FOR THE
                                  YEAR ENDED                       YEAR ENDED
                               DECEMBER 31, 2004                DECEMBER 31, 2003
                          ---------------------------   ---------------------------------
                            SHARES         AMOUNT         SHARES            AMOUNT
                          -----------   -------------   ----------   --------------------
CLASS I:
    Sold................    4,066,490   $  64,692,683    5,316,457       $ 70,719,474
    Issued as
       reinvestment of
       dividends........      472,677       7,784,679      274,169          3,692,602
    Redeemed............   (2,622,579)    (40,850,051)    (944,720)       (11,996,983)
    Redeemed in kind....     (406,993)     (6,003,147)          --                 --
                          -----------   -------------   ----------       ------------
    Net increase........    1,509,595   $  25,624,164    4,645,906       $ 62,415,093
                          -----------   -------------   ----------       ------------
                          -----------   -------------   ----------       ------------

--------------------------------------------------------------------------------
                                       30

--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY INCOME FUND, INC.

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

NOTE 6. BORROWINGS

    The fund, in conjunction with Cohen & Steers Institutional Realty Shares, Inc., Cohen & Steers Realty Shares, Inc., Cohen & Steers Realty Focus Fund, Inc., and Cohen & Steers Utility Fund, Inc., is a party to a $150,000,000 syndicated credit agreement (the credit agreement) with State Street Bank and Trust Company, as administrative agent and operations agent, and the lenders identified in the credit agreement.

    During the year ended December 31, 2004, the fund did not utilize the line of credit. For the year ended December 31, 2004, the fund paid commitment fees of $76,513.

--------------------------------------------------------------------------------
                                       31

--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY INCOME FUND, INC.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of Cohen & Steers Realty Income Fund, Inc.

    In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Cohen & Steers Realty Income Fund, Inc. (the 'Fund,' formerly Cohen & Steers Equity Income Fund, Inc.) at
December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian, provide a reasonable basis for our opinion.

                                                      PricewaterhouseCoopers LLP

New York, New York
February 21, 2005

--------------------------------------------------------------------------------
                                       32

--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY INCOME FUND, INC.

                      TAX INFORMATION -- 2004 (UNAUDITED)

    Pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003, the fund designates qualified dividend income of $359,969. Additionally, the fund designates long-term capital gains distribution of $33,686,212 at the rate of 15% and $4,219,226 at the rate of 25% or the maximum allowable.

    Shareholders are advised to consult with their own tax advisors as to the federal, state, and local tax status of income received.

                                 OTHER INFORMATION

    A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-330-7348, (ii) on our Web site at cohenandsteers.com, or (iii) on the Securities and Exchange Commission's (SEC) Web site at http://www.sec.gov. In addition, the fund's proxy voting record for the most recent 12-month period ended June 30 is available (i) without charge upon request, by calling 1-800-330-7348 or (ii) on the SEC's Web site at http://www.sec.gov.

    The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (i) without charge, upon request by calling 1-800-330-7348, or
(ii) on the SEC's website at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

    During the period, the Fund may have purchased securities in which an affiliate of the investment manager served as placement agent for the issuer.

    Please note that the distributions paid by the fund to shareholders are subject to recharacterization for tax purposes. The final tax treatment of these distributions is reported to shareholders on their 1099-DIV forms, which are mailed to shareholders after the close of each fiscal year. The fund may pay distributions in excess of the fund's net investment company taxable income and this excess would be a tax-free return of capital distributed from the fund's assets. To the extent this occurs, the fund's shareholders of record would be notified of the approximate amount of capital returned to shareholders for each such distribution. Distributions of capital decrease the fund's total assets and, therefore, could have the effect of increasing the fund's expense ratio. In addition, in order to make these distributions, the fund may have to sell portfolio securities at a less than opportune time.

--------------------------------------------------------------------------------
                                       33

--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY INCOME FUND, INC.

                             MANAGEMENT OF THE FUND

    The business and affairs of the fund are managed under the direction of the board of directors. The board of directors approves all significant agreements between the fund and persons or companies furnishing services to it, including the Fund's agreements with its advisor, administrator, custodian and transfer agent. The management of the fund's day-to-day operations is delegated to its officers, the advisor and the fund's administrator, subject always to the investment objective and policies of the fund and to the general supervision of the board of directors.

    The directors and officers of the fund and their principal occupations during the past five years are set forth below. The statement of additional information (SAI) includes additional information about fund directors and is available, without charge, upon request by calling 1-800-330-7348.

                                                             PRINCIPAL OCCUPATION      NUMBER OF FUNDS
                                                              DURING PAST 5 YEARS    WITHIN FUND COMPLEX    LENGTH
                           POSITION(S) HELD     TERM OF        (INCLUDING OTHER      OVERSEEN BY DIRECTOR   OF TIME
NAME, ADDRESS AND AGE*        WITH FUND         OFFICE        DIRECTORSHIPS HELD)    (INCLUDING THE FUND)   SERVED
----------------------        ---------         ------        -------------------    --------------------   ------
Interested Directors(1)
Robert H. Steers .....    Director, chairman  Until next   Co-chairman and co-chief          14              Since
Age: 51                      of the board,    election of  executive officer of the                        inception
                             and secretary     directors   advisor since 2003 and
                                                           prior to that, chairman
                                                           of the advisor. President
                                                           of Cohen & Steers
                                                           Securities, LLC, the
                                                           fund's distributor.

Martin Cohen .........        Director,       Until next   Co-chairman and co-chief          14              Since
Age: 55                     president and     election of  executive officer of the                        inception
                               treasurer       directors   advisor since 2003 and
                                                           prior to that, president
                                                           of the advisor. Vice
                                                           president of Cohen &
                                                           Steers Securities, LLC,
                                                           the fund's distributor.

Disinterested
Directors

Bonnie Cohen(2) ......         Director       Until next   Consultant. Prior                 14             2001 to
Age: 61                                       election of  thereto, Undersecretary                          present
                                               directors   of State, United States
                                                           Department of State.
                                                           Director of Wellsford
                                                           Real Properties, Inc.

George Grossman ......         Director       Until next   Attorney-at-law.                  14              Since
Age: 50                                       election of                                                  inception
                                               directors
                                                                                      (table continued on next page)

-------------------
  * The address for each director is 757 Third Avenue, New York, NY 10017.
(1) 'Interested person,' as defined in the 1940 Act, of the fund because of affiliation with Cohen & Steers Capital Management, Inc., the fund's advisor.
(2) Martin Cohen and Bonnie Cohen are unrelated.

--------------------------------------------------------------------------------
                                       34

--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY INCOME FUND, INC.


(table continued from preceding page)

                                                             PRINCIPAL OCCUPATION      NUMBER OF FUNDS
                                                              DURING PAST 5 YEARS    WITHIN FUND COMPLEX    LENGTH
                           POSITION(S) HELD     TERM OF        (INCLUDING OTHER      OVERSEEN BY DIRECTOR   OF TIME
NAME, ADDRESS AND AGE*        WITH FUND         OFFICE        DIRECTORSHIPS HELD)    (INCLUDING THE FUND)   SERVED
----------------------        ---------         ------        -------------------    --------------------   ------
Richard E. Kroon .....         Director       Until next   Board member of Finlay            14             2004 to
Age: 62                                       election of  Enterprises, Inc.                                present
                                               directors   (operator of department
                                                           store fine jewelry leased
                                                           departments), and several
                                                           private companies; member
                                                           of Investment
                                                           Subcommittee, Monmouth
                                                           University; retired
                                                           Chairman and Managing
                                                           Partner of Sprout Group
                                                           venture capital funds,
                                                           then an affiliate of
                                                           Donaldson, Lufkin and
                                                           Jenrette Securities
                                                           Corporation; and former
                                                           chairman of the National
                                                           Venture Capital
                                                           Association.

Richard J. Norman ....         Director       Until next   Private investor.                 14             2001 to
Age: 61                                       election of  President of the Board of                        present
                                               directors   Directors of Maryland
                                                           Public Television and
                                                           board member of The
                                                           Salvation Army. Prior
                                                           thereto, investment
                                                           representative of Morgan
                                                           Stanley Dean Witter.

Frank K. Ross ........         Director       Until next   Board member of NCRIC             14             2004 to
Age: 61                                       election of  Group, Inc. (insurance)                          present
                                               directors   and Pepco Holdings, Inc.
                                                           (electric utility).
                                                           Formerly, Midatlantic
                                                           Area Managing Partner for
                                                           Audit and Risk Advisory
                                                           Services at KPMG LLP and
                                                           Managing partner of its
                                                           Washington, DC office.

Willard H. Smith, Jr..         Director       Until next   Board member of Essex             14              Since
Age: 68                                       election of  Property Trust, Inc.,                           inception
                                               directors   Highwoods Properties,
                                                           Inc., Realty Income
                                                           Corporation and Crest Net
                                                           Lease, Inc. Managing
                                                           director at Merrill Lynch
                                                           & Co., Equity Capital
                                                           Markets Division from
                                                           1983 to 1995.

C. Edward Ward, Jr....         Director       Until next   Member of the board of            14             2004 to
Age: 58                                       election of  trustees of Manhattan                            present
                                               directors   College, Riverdale, New
                                                           York. Formerly head of
                                                           closed-end fund listings
                                                           for the New York Stock
                                                           Exchange.

-------------------
* The address of each officer is 757 Third Avenue, New York, NY 10017.

--------------------------------------------------------------------------------
                                       35

--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY INCOME FUND, INC.

    The officers of the fund (other than Messrs. Cohen and Steers, whose biographies are provided above), their addresses, their ages, and their principal occupations for at least the past five years are set forth below.

                            POSITION(S) HELD
 NAME, ADDRESS AND AGE*        WITH FUND           PRINCIPAL OCCUPATION DURING PAST 5 YEARS
 ----------------------        ---------           ----------------------------------------
Joseph M. Harvey .......     Vice president     President of the advisor since 2003 and, prior
Age: 40                                         to that, senior vice president and director of
                                                investment research of the advisor.

Adam M. Derechin .......   Vice president and   Chief operating officer of the advisor since
Age: 40                         assistant       2003 and prior to that, senior vice president
                                treasurer       of the advisor.

Lawrence B. Stoller ....  Assistant secretary   Executive vice president and general counsel of
Age: 41                                         the advisor, since 2004; Senior vice president
                                                and general counsel of the advisor, Chief legal
                                                officer of Cohen & Steers Securities, LLC.
                                                Prior to that, associate general counsel,
                                                Neuberger Berman Management, Inc. (money
                                                manager); and assistant general counsel, The
                                                Dreyfus Corporation (money manager).

John E. McLean .........    Chief compliance    Vice president and associate general counsel of
Age: 34                          officer        Cohen & Steers Capital Management since
                                                September 2003. Prior to that, vice president,
                                                Law & Regulation, J. & W. Seligman & Co.
                                                Incorporated (money manager); and associate,
                                                Battle Fowler LLP (law firm).

-------------------
* The address of each officer is 757 Third Avenue, New York, NY 10017.

--------------------------------------------------------------------------------
                                       36

--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY INCOME FUND, INC.

               MEET THE COHEN & STEERS FAMILY OF OPEN-END FUNDS:

              FOR HIGH CURRENT INCOME:                                  FOR TOTAL RETURN:

                   COHEN & STEERS                                        COHEN & STEERS
                 REALTY INCOME FUND                                      REALTY SHARES

         DESIGNED FOR INVESTORS SEEKING A HIGH               DESIGNED FOR INVESTORS SEEKING MAXIMUM
         DIVIDEND YIELD AND CAPITAL APPRECIATION,            TOTAL RETURN THROUGH BOTH CURRENT INCOME
         INVESTING PRIMARILY IN REITS                        AND CAPITAL APPRECIATION, INVESTING
                                                             PRIMARILY IN REITS
         A, B, C AND I SHARES AVAILABLE
                                                             SYMBOL: CSRSX
         SYMBOLS: CSEIX, CSBIX, CSCIX, CSDIX
                                                             ALSO AVAILABLE: COHEN & STEERS
                                                             INSTITUTIONAL REALTY SHARES (CSRIX)
                                                             REQUIRES A HIGHER MINIMUM PURCHASE, BUT
                                                             OFFERS A LOWER TOTAL EXPENSE RATIO


                  FOR TOTAL RETURN:                                 FOR CAPITAL APPRECIATION:

                   COHEN & STEERS                                        COHEN & STEERS
                    UTILITY FUND                                       REALTY FOCUS FUND

         DESIGNED FOR INVESTORS SEEKING MAXIMUM              DESIGNED FOR INVESTORS SEEKING MAXIMUM
         TOTAL RETURN THROUGH BOTH CURRENT INCOME            CAPITAL APPRECIATION, INVESTING IN A
         AND CAPITAL APPRECIATION, INVESTING                 LIMITED NUMBER OF REITS AND OTHER REAL
         PRIMARILY IN UTILITIES                              ESTATE COMPANIES

         A, B, C AND I SHARES AVAILABLE                      CONCENTRATED, HIGHLY FOCUSED PORTFOLIO

         SYMBOLS: CSUAX, CSUBX, CSUCX, CSUIX                 A, B, C AND I SHARES AVAILABLE

                                                             SYMBOLS: CSFAX, CSFBX, CSFCX, CSSPX

               FOR MORE INFORMATION ABOUT ANY COHEN & STEERS FUND
                OR TO OBTAIN A PROSPECTUS PLEASE CONTACT US AT:
          1-800-330-7348, OR VISIT OUR WEB SITE AT COHENANDSTEERS.COM

 PLEASE CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF THE
    FUND CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER
        INFORMATION ABOUT THE FUND. PLEASE READ THE PROSPECTUS CAREFULLY
                                BEFORE INVESTING.

--------------------------------------------------------------------------------
                                       37

---------------------------------------------------------------------------------------------
                     COHEN & STEERS REALTY INCOME FUND, INC.
OFFICERS AND DIRECTORS                     KEY INFORMATION

Robert H. Steers                           INVESTMENT ADVISOR
Director and chairman                      Cohen & Steers Capital Management, Inc.
                                           757 Third Avenue
Martin Cohen                               New York, NY 10017
Director and president                     (212) 832-3232

Bonnie Cohen                               SUBADMINISTRATOR AND CUSTODIAN
Director                                   State Street Bank and Trust Company
                                           225 Franklin Street
George Grossman                            Boston, MA 02110
Director
                                           TRANSFER AGENT
Richard E. Kroon                           Boston Financial Data Services, Inc.
Director                                   66 Brooks Drive
                                           Braintree, MA 02184
Richard J. Norman                          (800) 437-9912
Director
                                           LEGAL COUNSEL
Frank K. Ross                              Simpson Thacher & Bartlett LLP
Director                                   425 Lexington Avenue
                                           New York, NY 10017
Willard H. Smith Jr.
Director                                   DISTRIBUTOR
                                           Cohen & Steers Securities, LLC
C. Edward Ward, Jr.                        757 Third Avenue
Director                                   New York, NY 10017

Adam Derechin                              Nasdaq Symbol:   Class A - CSEIX
Vice president and assistant treasurer                      Class B - CSBIX
                                                            Class C - CSCIX
Joseph M. Harvey                                            Class I - CSDIX
Vice president
                                           Web site: cohenandsteers.com
Lawrence B. Stoller
Assistant secretary                        Net asset value (NAV) can be found in the daily
                                           mutual fund listings in the financial section of
                                           most major newspapers under Cohen & Steers.

                                           This report is authorized for delivery only to
                                           shareholders of Cohen & Steers Realty Income Fund,
                                           Inc. unless accompanied or preceded by the delivery
                                           of a currently effective prospectus setting forth
                                           details of the fund. Past performance is of course
                                           no guarantee of future results and your investment
                                           may be worth more or less at the time you sell.

---------------------------------------------------------------------------------------------
                                       38

Item 2. Code of Ethics.

The registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800-330-7348 or writing to the Secretary of the registrant, 757 Third Avenue, New York, NY 10017.

Item 3. Audit Committee Financial Expert.

The registrant's Board has determined that Frank K. Ross, a member of the registrant's Audit Committee, is an "audit committee financial expert" and "independent," as such terms are defined in this Item.

Item 4. Principal Accountant Fees and Services.

(a) - (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant's principal accountant were as follows:

                                 2004      2003
                                -------   -------
Audit Fees                      $45,500   $42,000
Audit-Related Fees                3,000     3,000
Tax Fees                         12,600    10,300
All Other Fees                       --        --

Audit-related fees were billed in connection with agreed upon procedures performed by the registrant's principal accountant relating to after-tax return calculations. Tax fees were billed in connection with the preparation of tax returns, calculation and designation of dividends and other miscellaneous tax services.

Aggregate fees billed by the registrant's principal accountant for the last two fiscal years for non-audit services provided to the registrant's investment adviser (not including a sub-adviser whose role is primarily portfolio management and is subcontracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registered investment company, where the engagement relates directly to the operations and financial reporting of the registrant, were as follows:

                                 2004      2003
                                -------   -------
Audit-Related Fees                   --        --
Tax Fees                             --        --

All Other Fees                  $62,500   $49,500

These other fees were billed in connection with internal control reviews and AIMR performance reviews.

(e)(1) The Audit Committee is required to pre-approve audit and non-audit services performed for the registrant by the principal accountant. The Audit Committee also is required to pre-approve non-audit services performed by the registrant's principal accountant for the registrant's investment adviser and any sub-adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the registrant's investment adviser that provides ongoing services to the registrant, if the engagement for services relates directly to the operations and financial reporting of the registrant.

The audit committee may delegate pre-approval authority to one or more of its members who are independent members of the board of directors of the registrant. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee may not delegate its responsibility to pre-approve services to be performed by the registrant's principal accountant for the investment adviser.

(e)(2) No services included in (b) - (d) above were approved by the Audit Committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) For the fiscal years ended December 31, 2004 and December 31, 2003, the aggregate fees billed by the registrant's principal accountant for non-audit services rendered to the registrant and for non-audit services rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the registrant's investment adviser that provides ongoing services to the registrant were $83,600 and $62,800, respectively.

(h) The registrant's audit committee considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the registrant's investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certifications of chief executive officer and chief financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS REALTY INCOME FUND, INC.


By: /s/ Robert H. Steers
    ---------------------------------
        Name: Robert H. Steers
        Title: Chairman

Date: March 8, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert H. Steers                 By: /s/ Martin Cohen
    ---------------------------------        -----------------------------------
    Name:  Robert H. Steers                  Name:  Martin Cohen
    Title: Chairman, Secretary               Title: President, Treasurer
           and principal executive                  and principal financial
           officer                                  officer

Date: March 8, 2005











                           STATEMENT OF DIFFERENCES

The section symbol shall be expressed as.................................  'SS'
The division sign shall be expressed as.................................. [div]